UAM FUNDS
                       DSI PORTFOLIOS
                 INSTITUTIONAL CLASS SHARES

               DSI Disciplined Value Portfolio
             DSI Limited Maturity Bond Portfolio
                 DSI Money Market Portfolio
                   DSI Balanced Portfolio

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             Supplement dated December 19, 1997
           to the Prospectus dated January 3, 1997



The  information relating to the DSI Balanced Portfolio
(the  "Portfolio") under "Fund Expenses" on Page 1  and
"Investment  Adviser" on Page 28 of the  Prospectus  is
amended to reflect that, for the first twelve months of
the  Portfolio's  operations,  Dewey  Square  Investors
Corporation has voluntarily agreed to waive  a  portion
of   its   investment  advisory  fee.   The   resulting
investment   advisory  fee  will  be   0.36%   of   the
Portfolio's  average daily net assets.   With  the  fee
waiver, total operating expenses are estimated to be 0.87%.